EXHIBIT 4.2



                                                                 Brown & Wood
                                                               Draft 10/14/96







                     FIRESTONE RETAIL CREDIT CORPORATION,
                                 Transferor,

                         BRIDGESTONE/FIRESTONE, INC.

                                     and

                       THE FUJI BANK AND TRUST COMPANY,
                                   Trustee

                        on behalf of the Series 1996-1
                              Certificateholders

                        ______________________________

                           SERIES 1996-1 SUPPLEMENT
                        Dated as of October ___, 1996
                                      to

             AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT
                        Dated as of October ___, 1996

                        ______________________________

                      BRIDGESTONE/FIRESTONE MASTER TRUST
                                SERIES 1996-1




                              TABLE OF CONTENTS


SECTION 1.  Designation . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 2.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . .   2

SECTION 3.  Aggregate Receivables . . . . . . . . . . . . . . . . . . . .  16

SECTION 4.  Reassignment and Transfer Terms . . . . . . . . . . . . . . .  16


SECTION 5.  Delivery and Payment for the Series 1996-1
            Certificates . . . . . . . . . . . . . . . . . . . . .. . . .  16

SECTION 6.  Form of Delivery of the Series 1996-1
            Certificates  . . . . . . . . . . . . . . . . . . . . . . . .  17

SECTION 7.  Article IV of the Agreement . . . . . . . . . . . . . . . . .  17

     Section 4.02.  Rights of Certificateholders  . . . . . . . . . . . .  17
     Section 4.03.  Collections and Allocation  . . . . . . . . . . . . .  17
     Section 4.04.  Determination of Monthly Interest for the
                    Series 1996-1 Certificates  . . . . . . . . . . . . .  19


     Section 4.05.  Determination of Monthly Principal  . . . . . . . . .  21
     Section 4.06.  Coverage of Required Amount for the Series
                    1996-1 Certificates . . . . . . . . . . . . . . . . .  23
     Section 4.07.  Application of Funds on Deposit in the
                    Collection Account for the Series 1996-1
                    Certificates  . . . . . . . . . . . . . . . . . . . .  24
     Section 4.08.  Investor Charge-Offs  . . . . . . . . . . . . . . . .  27
     Section 4.09.  Excess Finance Charge Collections for the
                    Series 1996-1 Certificates  . . . . . . . . . . . . .  29
     Section 4.10.  Reallocated Principal Collections for the
                    Series 1996-1 Certificates  . . . . . . . . . . . . .  33

SECTION 8.  Article V of the Agreement  . . . . . . . . . . . . . . . . .  33

     Section 5.01.  Distributions . . . . . . . . . . . . . . . . . . . .  33
     Section 5.02.  Statements to Series 1996-1
                    Certificateholders  . . . . . . . . . . . . . . . . .  34

SECTION 9.   Article VI of the Agreement  . . . . . . . . . . . . . . . .  35

SECTION 10.  Consents of Series 1996-1 Certificateholders . . . . . . . .  36

SECTION 11.  Amortization Events  . . . . . . . . . . . . . . . . . . . .  37

SECTION 12.  Servicing Fee  . . . . . . . . . . . . . . . . . . . . . . .  39

SECTION 13.  Ratification of Pooling and Servicing Agreement . .  .  .  .  39

SECTION 14.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . .  39

SECTION 15.  Governing Law  . . . . . . . . . . . . . . . . . . . . . . .  39

SECTION 16.  Certain Amendments . . . . . . . . . . . . . . . . . . . . .  39


EXHIBITS

A-1:      Form of Class A Certificate
A-2:      Form of Class B Certificate

A-3:      Form of Subordinated Transferor Certificate

B:        Form of Payment Date Statement
C:        Form of Monthly Servicer's Certificate
D:        Form of Investment Letter (Rule 144A)
E:        Form of Transferor Certificate
F:        Form of Investment Letter (Non Rule 144A)



     SERIES 1996-1 SUPPLEMENT, dated as of October ___, 1996 (this  "Series
                                                                     ------
Supplement") among FIRESTONE RETAIL CREDIT CORPORATION, a corporation
----------
organized and existing under the laws of the Commonwealth of Massachusetts, as Transferor, BRIDGESTONE/FIRESTONE, INC., a corporation organized and existing under the laws of the State of Ohio, individually and as Servicer and THE FUJI BANK AND TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York (together with its successors in trust thereunder as provided in the
Agreement referred to below, the "Trustee"), as trustee under the Amended
                                  -------
and Restated Pooling and Servicing Agreement dated as of October ___, 1996, as amended, modified or supplemented from time to time (the "Agreement").
                                                              ---------

                            PRELIMINARY STATEMENT

     Section 6.09 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a Supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor for execution and redelivery to the Trustee for authentication of one or more Series of Certificates. The Transferor has tendered the Exchange Notice required by Section 6.09(b) of the Agreement and hereby enters into this Supplement with the Trustee as required by Section 6.09(c) of the Agreement to provide for the issuance, authentication and delivery of the Series 1996-1 Asset Backed Certificates (the "Investor Certificates"). In the event that any term or provision
      ---------------------
contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

     All capitalized terms not otherwise defined herein are defined in the Agreement. All Article or Section references herein shall mean Article or Section of the Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 1996-1 Certificates and no other Series of Investor Certificates issued by the Trust.


          SECTION 1.  Designation.  There is hereby created a Series of
                      -----------

Investor Certificates to be issued
pursuant to the Agreement and this Series Supplement to be known as the Series 1996-1 Asset Backed Certificates (the "Series 1996-1 Certificates"),
                                              --------------------------
consisting of $(200,000,000) principal amount of Class A Certificates (the "Class A Certificates"), $(28,000,000) principal amount of Class B
 --------------------
Certificates (the "Class B Certificates"), $10,000,000 principal amount of
                   --------------------
an uncertificated interest in the Trust (the "Collateral Interest"), and
                                              -------------------
$19,000,000 principal amount of a Subordinated Transferor Certificate (the "Subordinated Transferor Certificate").
 -----------------------------------

          SECTION 2.  Definitions.  The following words and phrases shall
                      -----------
have the meanings set forth below with respect to the Series 1996-1 Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          "Amortization Event"  shall have the meaning specified in Section
           ------------------
12.

          "Amortization Period" shall mean, with respect to the Investor
           -------------------
Certificates, the period following the Revolving Period which shall be either the Controlled Amortization Period or the Rapid Amortization Period.


          "Base Rate" shall mean the Weighted Average Certificate Rate plus
           ---------
2.00% per annum.

          "Class A Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.04(a) of the Agreement.

          "Class A Certificate Rate" shall mean _____% per annum, calculated
           ------------------------
on the basis of a 360-day year of twelve 30-day months.

          "Class A Certificateholder" shall mean the Person in whose name
a
           -------------------------
Class A Certificate is registered in the Certificate Register.

          "Class A Certificateholders' Interest" shall mean the portion of
           ------------------------------------
the Series 1996-1 Certificateholders' Interest evidenced by the Class A Certificates.


          "Class A Certificates" shall mean any one of the certificates
           --------------------
executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.


          "Class A Controlled Amortization Amount" shall mean $__________.
           --------------------------------------

          "Class A Floating Allocation Percentage" shall mean, with respect
           --------------------------------------
to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount and the denominator of which is the Aggregate Receivables in the Trust each on the last day of the immediately preceding Collection Period; provided, however, that when used in respect of the allocation of Finance Charge Collections, such percentage shall be the percentage equivalent of a fraction the numerator of which is the Class A Invested Amount on the last day of the immediately preceding Collection Period and the denominator of which is the sum of the numerators used to calculate the Invested Percentage for the allocation of Finance Charge Collections for all Series of Certificates outstanding during such Collection Period (including all classes of such Series) and the B/F Amount.

          "Class A Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class A Certificates, which is $(200,000,000).

          "Class A Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.04(a).

          "Class A Invested Amount" shall mean, when used with respect to any
           -----------------------
date, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A
Certificateholders prior to such date minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all Distribution
Dates preceding such date over Class A Investor Charge-Offs reimbursed pursuant to Section 4.08(a) prior to such date.

          "Class A Investor Charge-Offs" shall have the meaning specified
           ----------------------------
in Section 4.08(a).

          "Class A Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of the Class A Floating Allocation Percentage applicable during the immediately preceding
Collection Period and the amount of Defaulted Receivables for such Collection Period.

          "Class A Monthly Interest" shall mean the monthly interest

           ------------------------
distributable in respect of the Class A Certificates as calculated in accordance with Section 4.04(a).

          "Class A Monthly Principal" shall mean the monthly principal
           -------------------------
distributable in respect of the Class A Certificates as calculated in accordance with Section 4.05(a).

          "Class A Monthly Servicing Fee" shall mean, with respect to any
           -----------------------------
Distribution Date, one twelfth of the product of 2.00% and the Class A Invested Amount on the last day of the second preceding Collection Period
(or in the case of the first Distribution Date, the initial principal amount of the Class A Certificates).

          "Class A Pool Factor" shall mean, with respect to any Record Date,
           -------------------
a number carried out to eight decimal places representing the ratio of the Class A Invested Amount as of such Record Date (determined after taking into account any decreases in the Class A Invested Amount which will occur on the following Distribution Date) to the Class A Initial Invested Amount.

          "Class A Required Amount" shall mean, with respect to any
           -----------------------
Distribution Date, the amount by which (a) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iv) the Class A Monthly Servicing Fee for such Distribution Date and (v) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (b) the Class A Floating Allocation Percentage of Finance Charge Collections deposited in the Collection Account for the immediately preceding Collection Period.

          "Class B Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.04(b) of the Agreement.


          "Class B Certificate Rate" shall mean ____% per annum, calculated
           ------------------------
on the basis of a 360-day year of twelve 30-day months.

          "Class B Certificateholder" shall mean the Person in whose name a
           -------------------------
related Class B Certificate is registered in the Certificate Register.

          "Class B Certificateholders' Interest" shall mean the portion of
           ------------------------------------
the Series 1996-1 Certificateholders' Interest evidenced by the Class B Certificates.


          "Class B Certificates" shall mean any one of the certificates
           --------------------
executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

          "Class B Floating Allocation Percentage" shall mean, with respect
           --------------------------------------
to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount and the denominator of which is the Aggregate Receivables in the Trust each on the last day of the immediately preceding Collection Period; provided, however, that when used in respect of the allocation of Finance Charge Collections, such percentage shall be the percentage equivalent of a fraction the numerator of which is the Class B Invested Amount on the last day of the immediately preceding Collection Period and the denominator of which is the sum of the numerators used to calculate the Invested Percentage for the allocation of Finance Charge Collections for all Series of Certificates outstanding during such Collection Period (includingall classes ofsuch Series) andthe B/F Amount.

          "Class B Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class B Certificates, which is $(28,000,000).

          "Class B Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.04(b).


          "Class B Invested Amount" shall mean, when used with respect to any
           -----------------------
date, an amount equal  to (a) the Class B Initial Invested  Amount, minus
(b) the amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Class B Reallocated Principal Collections for all prior Distribution
Dates which have been used to fund the Required Amount with respect to such Distribution Dates pursuant to Sections 4.06 and 4.10 for which neither the
 Subordinated Transferor Invested Amount nor the Collateral Interest Invested Amount has been reduced for all prior Business Days (provided that the Class B Invested Amount shall in no event be reduced to an amount less than zero), minus (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced to fund the Class A Investor Default Amount on all prior Distribution Dates pursuant to Section 4.08(a)
 and plus (f) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to
Section 4.09(d), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e).


          "Class B Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
Section 4.08(b).


          "Class B Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of the Class B Floating Allocation Percentage applicable during the immediately preceding Collection Period and the amount of Defaulted Receivables for such Collection Period.

          "Class B Monthly Interest" shall mean the monthly interest
           ------------------------
distributable in respect of the Class B Certificates as calculated in accordance with Section 4.04(b).

          "Class B Monthly Principal" shall mean the monthly principal
           -------------------------
distributable in respect of the Class B Certificates as calculated in accordance with Section 4.05(b).

          "Class B Monthly Servicing Fee" shall mean, with respect to any
           -----------------------------
Distribution Date, one twelfth of the product of 2.00% and the Class B Invested Amount on the last day of the second preceding Collection Period
(or in the case of the first Distribution Date, the initial principal amount of the Class B Certificates).

          "Class B Pool Factor" shall mean, with respect to any Record Date,
           -------------------
a number carried out to eight decimal places representing the ratio of the Class B Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class B Invested Amount which will occur on the following Distribution Date) to the Class B Initial Invested Amount.


          "Class B Reallocated Principal Collections" shall mean, with
           -----------------------------------------
respect to each Distribution Date, the Principal Collections allocable to the Class B Certificates with respect to such Distribution Date (equal to the Class B Floating Allocation Percentage of Principal Collections for the related Collection Period for any such Distribution Date during the
Revolving Period and equal to the product of the Fixed Allocation Percentage of Principal Collections and a fraction, the numerator of which is the Class B Invested Amount and the denominator of which is the Invested Amount of the Series 1996-1 Certificates as of the last day of the prior Collection Period for any such Distribution Date during any Amortization Period), in an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date after giving effect to any
payment  of  the   Class  A  Required  Amount  from   Excess  Finance  Charge
Collections, Subordinated Transferor Reallocated Principal Collections and Collateral Interest Reallocated Principal Collections.

          "Class B Required Amount" shall mean, with respect to any
           -----------------------
Distribution Date, the amount by which (a) the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior

Distribution Date, (iii) Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iv) the Class B Monthly Servicing Fee for such Distribution Date and (v) the Class B Investor Default Amount, if any, for such Distribution Date exceeds (b) the Class B Floating Allocation Percentage of Finance Charge Collections deposited in the Collection Account for the immediately preceding Collection Period.

          "Closing Date" shall mean, with respect to the Series 1996-1
           ------------
Certificates, October __, 1996.

          "Collateral Interest Accrual Period" shall mean, with respect to
           ----------------------------------
any Distribution Date, the period from and including the first day of the preceding calendar month to and including the last day of such preceding calendar month, except the initial Collateral Interest Accrual Period shall be deemed to be the period from the Closing Date through the last day of the calendar month preceding the initial Distribution Date.

          "Collateral Interest Additional Interest" shall have the meaning
           ---------------------------------------
specified in Section 4.04(c) of the Agreement.

          "Collateral Interest Certificateholders' Interest" shall mean the
           ------------------------------------------------
portion of the Series 1996-1 Certificateholders' Interest evidenced by the Collateral Interest.

          "Collateral Interest Floating Allocation Percentage" shall mean,
           --------------------------------------------------
with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the Collateral Interest Invested Amount and the denominator of which is the Aggregate Receivables in the Trust each on the last day of the immediately preceding Collection Period; provided, however, that when used in respect of the allocation of
Finance Charge Collections, such percentage shall be the percentage equivalent of a fraction the numerator of which is the Collateral Interest Invested Amount on the last day of the immediately preceding Collection Period and the denominator of which is the sum of the numerators used to calculate the Invested Percentage for the allocation of Finance Charge Collections for all Series of Certificates outstanding during such Collection Period (including all classes of such Series) and the B/F Amount.

          "Collateral Interest Holder" shall mean the entity so designated
           --------------------------
in the Loan Agreement.

          "Collateral Interest Initial Invested Amount" shall mean the
           -------------------------------------------
aggregate initial principal amount of the Collateral Interest, which is $(10,000,000).


          "Collateral Interest Invested Amount" shall mean, when used with
           -----------------------------------
respect to any date, an amount equal to (a) the Collateral Interest Initial Invested Amount, minus (b) the amount of principal payments made to Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Interest Investor Charge-Offs for all prior
Distribution Dates, minus (d) the aggregate amount of Collateral Interest Reallocated Principal Collections for all prior Distribution Dates which have been used to fund the Required Amount with respect to such Distribution Dates pursuant to Sections 4.06 and 4.10 for which the Subordinated Transferor Invested Amount has not been reduced for all prior Business Days (provided that the Collateral Interest Invested Amount shall in no event be reduced to an amount less than zero), minus (e) an amount equal to the aggregate amount by which the Collateral Interest Invested Amount has been reduced to fund the Class A Investor Default Amount and the Class B Investor Default Amount on all prior Distribution Dates pursuant to Section 4.08 and plus (f) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(f), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(c), (d) and (e).

          "Collateral Interest Investor Charge-Offs" shall have the meaning
           ----------------------------------------
specified in Section 4.08(c).

          "Collateral Interest Investor Default Amount" shall mean, with
           -------------------------------------------
respect to each Distribution Date, an amount equal to the product of the Collateral Interest Floating Allocation Percentage applicable during the immediately preceding Collection Period and the amount of Defaulted Receivables for such Collection Period.

          "Collateral Interest Monthly Interest" shall mean the monthly
           ------------------------------------
interest distributable in respect of the Collateral Interest as calculated in accordance with Section 4.04(c).

          "Collateral Interest Monthly Principal" shall mean the monthly
           -------------------------------------
principal distributable in respect of the Collateral Interest as calculated in accordance with Section 4.05(c).

          "Collateral Interest Monthly Servicing Fee" shall mean, with
           -----------------------------------------
respect to any Distribution Date, one twelfth of the product of 2.00% and the Collateral Interest Invested Amount on the last day of the second preceding Collection Period (or in the case of the first Distribution Date, the initial principal amount of the Collateral Interest).

          "Collateral Interest Pool Factor" shall mean, with respect to any
           -------------------------------
Record Date, a number carried out to eight decimal places representing the ratio of the Collateral Interest Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Collateral Interest Invested Amount which will occur on the following Distribution Date) to the Collateral Interest Initial Invested Amount.

          "Collateral Interest Rate" shall mean, with respect to any Interest
           ------------------------
Accrual Period, a per annum rate equal to LIBOR for such Interest Accrual
Period plus       % provided, however, with respect to the first Interest
            ------
Accrual Period, the Collateral Interest Rate will be equal to    %.
                                                              ---

          "Collateral Interest Reallocated Principal Collections" shall mean,
           -----------------------------------------------------
with respect to each Distribution Date, the Principal Collections allocable to the Collateral Interest with respect to such Distribution Date (equal to the Collateral Interest Floating Allocation Percentage of Principal Collections for the related Collection Period for any such Distribution Date during the Revolving Period and equal to the product of the Fixed Allocation Percentage of Principal Collections and a fraction, the numerator of which is the Collateral Interest Invested Amount and the denominator of which is the Invested Amount of the Series 1996-1 Certificates as of the last day of the prior Collection Period for any such Distribution Date during any Amortization Period) in an amount equal to the Class A and Class B Required Amount, if any, with respect to such Distribution Date after giving effect to any payment of the Class A and Class B Required Amount from Excess Finance Charge Collections and Subordinated Transferor Reallocated Principal Collections.

          "Collateral Interest Required Amount" shall mean, with respect to
           -----------------------------------
any Distribution Date, the amount by which (a) the sum of (i) Collateral Interest Monthly Interest for such Distribution Date, (ii) any Collateral Interest Monthly Interest previously due but not paid to the Collateral Interest Holder on a prior Distribution Date, (iii) Collateral Interest Additional Interest, if any, for such Distribution Date and any Collateral Interest Additional Interest previously due but not paid to the Collateral Interest Holder on a prior Distribution Date, (iv) the Collateral Interest Monthly Servicing Fee for such Distribution Date and (v) the Collateral Interest Investor Default Amount, if any, for such Distribution Date exceeds
(b) the Collateral Interest Floating Allocation Percentage of Finance Charge Collections deposited in the Collection Account for the immediately preceding Collection Period.

          "Collateral Interest Shortfall" shall have the meaning specified
           -----------------------------
in Section 4.04(c).

          "Controlled Amortization Period" shall mean an amortization period
           ------------------------------
commencing on ________, 1998 and continuing to, but not including, the date on which the Class A Invested Amount has been paid in full or to, and including, (i) the date of termination of the Trust pursuant to Section 12.01 or (ii) the Final Series 1996-1 Termination Date or (iii) the day on which an Amortization Event occurs or is deemed to have occurred.


          "Controlled Distribution Amount" shall mean, for any Distribution
           ------------------------------
Date with respect to the Controlled Amortization Period, an amount equal to the sum of the Class A Controlled Amortization Amount and any existing Deficit Controlled Amortization Amount.

          "Deficit Controlled Amortization Amount" shall mean, on the first
           --------------------------------------
Distribution Date with respect to the Controlled Amortization Period, the excess, if any, of the Class A Controlled Amortization Amount over the amount distributed as Class A Monthly Principal for such Distribution Date and, on each subsequent Distribution Date with respect to the Controlled Amortization Period, the excess, if any, of the Class A Controlled Amortization Amount and any then existing Deficit Controlled Amortization Amount over the aggregate Class A Monthly Principal distributed on such Distribution Date.

          "Designated Maturity" shall mean, for any LIBOR Determination Date,
           -------------------
(a) with respect to the Collateral Interest, prior to the occurrence of an Amortization Event, (three months), and after the occurrence of an Amortization Event, (one month).

          "Distribution Date" shall mean the first day of each month, unless
           -----------------
such first day is not a Business Day, in which case the next Business Day, commencing on __________, 1996.

          "Excess Finance Charge Collections" shall mean, with respect to any
           ---------------------------------
Distribution Date, the sum of the amounts, if any, specified pursuant to Sections 4.07 (a)(iv), (b)(iv), (c)(iv) and (d)(ii) with respect to such Distribution Date.

          "Final Series 1996-1 Termination Date" shall mean ________________.
           ------------------------------------

          "Fixed Allocation Percentage" shall mean, for any Collection Period
           ---------------------------
with respect to an Amortization Period when used with respect to the allocation of Principal Collections, the percentage equivalent of the ratio which the sum of the Class A Invested Amount, the Class B Invested Amount, the Collateral Interest Invested Amount and the Subordinated Transferor Invested Amount, each as of the last day of the Revolving Period, bears to the greater of (a) the Aggregate Receivables on the last day of the prior Collection Period and (b) the sum of the numerators used to calculate the Invested Percentage with respect to Principal Collections for all Series of Certificates outstanding for such Collection Period.

          "Floating Allocation Percentage" shall mean for any Collection
           ------------------------------
Period, the sum of the applicable Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage for such Collection Period, the

Collateral Interest Floating Percentage and the Subordinated Transferor Floating Allocation Percentage.

          "Floating Rate Interest Factor" shall mean with respect to any
           -----------------------------
Interest Accrual Period, the number of days from and including the first day in the Interest Accrual Period to but excluding the last day in the Interest Accrual Period, divided by 360.

          "Initial Invested Amount" shall mean the aggregate initial
           -----------------------
principal amount of the Investor Certificates of Series 1996-1, which is $(275,000,000).

          "Interest Accrual Period" shall mean, with respect to any
           -----------------------
Distribution Date, the period from and including the first day of the preceding calendar month to and including the last day of such preceding calendar month, which shall be deemed to be a 30-day period, (except the initial Interest Accrual Period shall be deemed to be the period from the Closing Date through the last day of the calendar month preceding the initial Distribution Date.)

          "Invested Amount" shall mean, when used with respect to any date,
           ---------------
an amount equal to the sum of the Class A Invested Amount, the Class B Invested Amount, the Collateral Interest Invested Amount and Subordinated Transferor Invested Amount, each as of such date.

          "Invested Percentage" shall mean for any Collection Period, (a)
           -------------------
with respect to Finance Charge Collections and Defaulted Receivables at any time or Principal Collections during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Principal Collections during the Amortization Period, the Fixed Allocation Percentage.

          "Investor Certificateholder" shall mean the Holder of record of an
           --------------------------
Investor Certificate of Series 1996-1.

          "Investor Certificates" shall mean the Class A Certificates, the
           ---------------------
Class B Certificates, the Collateral Interest and the Subordinated Transferor Certificate.

          "Investor Default Amount" shall mean, with respect to each
           -----------------------
Distribution Date, an amount equal to the sum of the Class A Investor
Default Amount, the Class B Investor Default Amount, the Collateral Interest Investor Default Amount and the Subordinated Transferor Investor
Default Amount, each for such Distribution Date.

          "LIBOR" shall mean, as of any LIBOR Determination Date, the rate
           -----

for deposits in United States dollars for a period of the Designated
Maturity commencing on the first day of the relevant Interest Accrual
Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the day that is the LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to major banks in the London interbank market for a period of the Designated Maturity commencing on the first day of the relevant Interest
Accrual Period.   The Servicer  will request  the principal London  office
of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for the Designated
Maturity commencing on the first day of the relevant Interest Accrual Period.

          "LIBOR Determination Date" shall mean, with respect to any Interest
           ------------------------
Accrual Period, the second London Business Day prior to the commencement of such Interest Accrual Period.

          "Loan Agreement" shall mean the agreement, dated as of October ___,
           --------------
1996, among the Transferor, the Servicer, the Trustee and the Collateral Interest Holder, as amended or modified from time to time.

          "London Business Day" shall mean, a business day on which dealings
           -------------------
in deposits in United States dollars are transacted in the London interbank market.

          "Minimum Transferor Interest Percentage" shall mean, with respect
           --------------------------------------
to the Series 1996-1 Certificates, __________.

          "Payment Date Statement" shall have the meaning specified in
           ----------------------
Section 5.02(a).

          "Principal Shortfalls" shall mean on any Business Day (x) for
           --------------------
Series 1996-1, (i) during the Controlled Amortization Period, the excess of the Controlled Distribution Amount over the aggregate amount applied with respect thereto for such Business Day and for each prior Business Day in such Collection Period, and (ii) at all other times, the Invested Amount of the class then receiving principal payments after the application of Principal Collections on such Business Day or (y) for any other Series the amounts specified as such in the Supplement for such other Series.

          "Rapid Amortization Period" shall mean an Amortization Period
           -------------------------

commencing on the earlier of the day on which (i) the Class A Invested
Amount has been reduced to zero or (ii) an Amortization Event occurs or is deemed to have occurred and ending on the earlier to occur of (x) the date on which the Invested Amount has been paid in full or (x) the Final Series 1996-1 Termination Date.

          "Rating Agency" shall mean Standard & Poor's Ratings Services, a
           -------------
division of the McGraw-Hill Companies, Inc. and Moody's Investor's Services, Inc., to the extent such entities were selected by the Transferor to rate the Series 1996-1 Investor Certificates.

          "Reallocated Principal Collections" shall mean, with respect to
           ---------------------------------
each Distribution Date, the sum of the Class B Reallocated Principal Collections, Collateral Interest Reallocated Principal Collections and the Subordinated Transferor Reallocated Principal Collections.

          "Record Date" shall mean, with respect to any Distribution Date,
           -----------
the 15th  day of the  calendar month immediately preceding  such Distribution
Date.

          "Reference Banks" shall mean four major banks in the London
           ---------------
interbank market selected by the Servicer.

          "Required Amount" shall mean the sum of the Class A Required
           ---------------
Amount, the Class B Required Amount and the Collateral Interest Required
Amount.

          "Revolving Period" shall mean, with respect to the Series 1996-1
           ----------------
Certificates, the period from and including the Closing Date, up to and including the day prior to the day on which an Amortization Period commences.

          "Series 1996-1 Certificateholders' Interest" shall have the meaning
           ------------------------------------------
specified in Section 4.02.

          "Servicing Fee Percentage" shall mean 2.00% per annum.
           ------------------------

          "Shared Principal Collections" shall mean, as the context requires,
           ----------------------------
either (a) the amount allocated to the Series 1996-1 Certificates which may be applied in accordance with Article IV of the Agreement or (b) the amounts allocated to the investor certificates (other than Transferor Retained Certificates) of other Series which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1996-1 Certificates.


          "Subordinated Transferor Certificate" shall mean the certificate
           -----------------------------------
executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3.

          "Subordinated Transferor Certificateholder" shall mean the Person
           -----------------------------------------
in whose name the Subordinated Transferor Certificate is registered in the Certificate Register.

          "Subordinated Transferor Certificateholders' Interest" shall mean
           ----------------------------------------------------
the Series 1996-1 Certificateholders' Interest evidenced by the Subordinated Transferor Certificate.

          "Subordinated Transferor Floating Allocation Percentage" shall
           ------------------------------------------------------
mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the Subordinated Transferor Invested Amount and the denominator of which is the Aggregate Receivables in the Trust each on the last day of the immediately preceding Collection Period; provided, however, that when used in respect of the allocation of Finance Charge Collections, such percentage shall be the percentage equivalent of a fraction the numerator of which is the Subordinated
Transferor Invested Amount on the last day of the immediately preceding Collection Period and the denominator of which is the sum of the numerators used to calculate the Invested Percentage for the allocation of Finance Charge Collections for all Series of Certificates outstanding during such Collection Period (including all classes of such Series) and the B/F Amount.

          "Subordinated Transferor Investor Default Amount" shall mean, with
           -----------------------------------------------
respect to each Distribution Date, an amount equal to the product of the Subordinated Transferor Floating Allocation Percentage applicable during the immediately preceding Collection Period and the amount of Defaulted Receivables for such Collection Period.

          "Subordinated Transferor Initial Invested Amount" shall mean the
           -----------------------------------------------
aggregate initial principal amount of the Subordinated Transferor
Certificate, which is $(19,000,000).

          "Subordinated Transferor Invested Amount" shall mean, when used
           ---------------------------------------
with respect to any date, an amount equal to (a) the Subordinated Transferor Initial Invested Amount, minus (b) the amount of principal payments made to the Subordinated Transferor Certificateholder prior to such date, minus (c) the aggregate amount of Subordinated Transferor Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Principal Collections for all prior Distribution Dates which have been used to fund the Required Amount with respect to such Distribution Dates pursuant to Sections 4.06 and 4.10 (provided that the Subordinated Transferor Invested Amount shall in no event be reduced to an amount less than zero), minus (e)

an amount equal to the aggregate amount by which the Subordinate Transferor Invested Amount has been reduced to fund the Class A Investor Default Amount, the Class B Investor Default Amount and the Collateral Interest Investor Default Amount on all prior Distribution Dates pursuant to Section 4.08 and plus (f) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section
4.09(h), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e).

          "Subordinated Transferor Investor Charge-Offs" shall have the
           --------------------------------------------
meaning specified in Section 4.08(d).

          "Subordinated Transferor Monthly Principal" shall mean the monthly
           -----------------------------------------
principal distributable in respect of the Subordinated Transferor
Certificate as calculated in accordance with Section 4.05(d).

          "Subordinated Transferor Monthly Servicing Fee" shall mean, with
           ---------------------------------------------
respect to any Distribution Date, one twelfth of the product of 2.00% and the Subordinated Transferor Invested Amount on the last day of the second preceding Collection Period (or in the case of the first Distribution Date, the initial principal amount of the Subordinated Transferor Certificate).

          "Subordinated Transferor Pool Factor" shall mean, with respect to
           -----------------------------------
any Record Date, a number carried out to eight decimal places representing the ratio of the Subordinated Transferor Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Subordinated Transferor Invested Amount which will occur on the following Distribution Date) to the Subordinated Transferor Initial Invested Amount.

          "Subordinated Transferor Reallocated Principal Collections" shall
           ---------------------------------------------------------
mean, with respect to each Distribution Date, the Principal Collections allocable to the Subordinated Transferor Certificate with respect to such Distribution Date (equal to the Subordinated Transferor Floating Allocation Percentage of Principal Collections for the related Collection
Period for any such Distribution Date during the Revolving Period and equal to the product of the Fixed Allocation Percentage of Principal Collections and a fraction, the numerator of which is the Subordinated Transferor Invested Amount and the denominator of which is the Invested Amount of the Series 1996-1 Certificates as of the last day of the prior Collection Period for any such Distribution Date during any Amortization Period) in an amount equal to the Class A, Class B and Collateral Interest Required Amount, if any, with respect to such Distribution Date (after giving effect to any payment of the Class A, Class B and Collateral Interest Required Amount from Excess Finance Charge Collections).

          "Telerate Page 3750" means the display page currently so designated
           ------------------
on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          "Termination Payment Date" shall mean the earlier of the first
           ------------------------
Distribution Date following the liquidation or sale of the Receivables as a result of an Amortization Event and the occurrence of the Final Series 1996-1 Termination Date.

          "Weighted Average Certificate Rate" shall mean, with respect to any
           ---------------------------------
Determination Date, a fraction, the numerator of which is equal to the sum of
(a) the product of the Class A Certificate Rate and the Class A Invested Amount, (b) the product of the Class B Certificate Rate and the Class B Invested Amount and (c) the product of the Collateral Interest Rate and the Collateral Interest Invested Amount, and the denominator of which is equal to the sum of the Class A
Invested Amount, the Class B Invested Amount and the Collateral Interest Invested Amount.

          SECTION 3.  Aggregate Receivables.  The Transferor shall maintain
                      ---------------------
the Aggregate Receivables at a level such that the Transferor Amount (plus any amounts available under the Transferor Letter of Credit or the
Transferor Escrow Account and the B/F Amount) is equal to or greater than
_% (the "Minimum Transferor  Interest Percentage") of the  Aggregate Invested
         --------------------------------------
Amount of all Series of Certificates issued by the Trust. On each Determination Date, the Transferor shall calculate whether the Aggregate Receivables have been maintained at the specified level.

          SECTION 4.  Reassignment and Transfer Terms.  The Series 1996-1
                      -------------------------------
Certificates may be reassigned and transferred to the Transferor on any Distribution Date on or after which the Invested Amount is reduced to an amount less than or equal to $__________ or 5% of the Initial Invested Amount, subject to the provisions of Section 12.02.

          SECTION 5.  Delivery and Payment for the Series 1996-1
                      ------------------------------------------
Certificates.  The Trustee shall deliver the Series 1996-1 Certificates when
------------
authenticated in accordance with Section 6.02 of the Agreement.


          SECTION 6.  Form of Delivery of the Series 1996-1 Certificates.
                      --------------------------------------------------
The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Section 6.11 of the Agreement.
The Collateral Interest shall be transferred pursuant to the Loan Agreement. The Subordinated Transferor Certificate shall be delivered in physical form.

          SECTION 7.  Article IV of the Agreement.  Any provisions of Article

                      ---------------------------
IV of the Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Series 1996-1 Certificates. Section 4.01, Section
4.01A and Section 4.01B of the Agreement shall read in their entirety as provided in the Agreement.

          Article IV of the Agreement (except for Sections 4.01, 4.01A and 4.01B) shall read in its entirety as follows and shall be applicable to the Series 1996-1 Certificates:



                                  ARTICLE IV
                       RIGHTS OF CERTIFICATEHOLDERS AND
                  ALLOCATION AND APPLICATION OF COLLECTIONS


          Section 4.02.  Rights of Certificateholders.  The Series 1996-1
                         ----------------------------
Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Fixed Allocation Percentage (as applicable from time to time pursuant to Sections 4.04 and 4.05 of the Agreement) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account (for such Series, the "Series 1996-1 Certificateholders' Interest"). The
                         ------------------------------------------
Subordinated Transferor Certificate shall be subordinate to the Collateral Interest, the Collateral Interest shall be subordinate to the Class B Certificates and the Class B Certificates shall be subordinate to the Class A Certificates. The Exchangeable Transferor Certificate shall not represent any interest in the Collection Account, except as specifically provided in this Article IV.

          Section 4.03.  Collections and Allocation.
                         --------------------------

          (a)  Collections.  The Servicer will apply or will instruct the
               -----------
Trustee to apply all funds on deposit in the Collection Account as described in this Article IV.

          (b)  Allocations.  On each Determination Date, the Servicer shall
               -----------
determine whether an Amortization Event is deemed to have occurred in the related Collection Period with respect to the Series 1996-1 Certificates, and the Servicer shall allocate Collections with respect to the related Collection Period as follows:

               (i)  During the Revolving Period.  On each Determination Date,
                    ---------------------------
            or more frequently at the option of the Servicer, allocate to the

            Series 1996-1 Certificateholders' Interest (x) an amount equal to the Floating Allocation Percentage of the Principal Collections for the prior Collection Period and remit such amounts to the Holder of the Exchangeable Transferor Certificate (except that such remittance shall not include Reallocated Principal Collections used to cover the Required Amount (except to the extent of the Class A Investor Default Amount) and shall not exceed the Transferor Interest on such Determination Date, after giving effect to any new Receivables purchased by the Holder of the Exchangeable Transferor Certificate and transferred to the Trust on such day) and (y) an amount equal to the Floating Allocation Percentage of the Finance Charge
            Collections for the prior Collection Period and deposit such amount into the Collection Account as and when required pursuant to Section 4.01;

               (ii)  During any Amortization Period.  On each Determination
                     ------------------------------
            Date, or more frequently at the option of the Servicer, allocate to the Series 1996-1 Certificateholders' Interest (x) an amount equal to the Fixed Allocation Percentage of the Principal Collections for the prior Collection Period and deposit such amount into the Collection Account and (y) an amount equal to the Floating Allocation Percentage of the Finance
            Charge Collections for the prior Collection Period and deposit such amount into the Collection Account as and when required pursuant to Section 4.01; and

               (iii)  Allocations and Payments to the Holder of the
                      ---------------------------------------------
            Exchangeable Transferor Certificate and the Bridgestone/Firestone
            -----------------------------------------------------------------
            Certificate.
            ----------- Amounts to be allocated to the Holder of the Exchangeable Transferor Certificate and the Bridgestone/Firestone Certificate and payments with respect thereto shall be determined and made only as provided in Sections 4.03(b)(i), 4.01(d) and 4.01(g).

The allocations to be made pursuant to this Section 4.03(b) also apply to deposits into the Collection Account that are treated as Collections, including Transfer Deposit Amounts, Adjustment Payments, proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.02 or 12.01. Such deposits to be treated as Collections will be allocated as Finance Charge Collections or Principal Collections as provided in the Agreement.

          Section 4.04.  Determination of Monthly Interest for the Series
                         ------------------------------------------------
1996-1 Certificates.  (a) The amount of monthly interest (the "Class A
-------------------
Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates of the Series 1996-1 Certificates on any Distribution Date shall be an amount equal to one-twelfth of the product of

(i) the Class A Certificate Rate and (ii) the outstanding principal balance of the Class A Certificates as of the preceding Distribution Date
(after subtracting therefrom the aggregate amount of all distributions of Class A Monthly Principal made through such Distribution Date to the Class A Certificateholders); provided, however, that with respect to the first
                     --------  -------
Distribution Date for the Series 1996-1 Certificates, Class A Monthly Interest shall be equal to $____________.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal
                                         --------------------------
to the excess, if any, of (x) the aggregate Class A Monthly Interest for the Interest Accrual Period applicable to the preceding Distribution Date over
---- (y) the amount which was paid to the Class A Certificateholders in respect of interest on such preceding Distribution Date. If there is a
Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as
provided herein     --------------------------- with  respect to the
Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A
Interest Shortfall is paid to Class A Certificateholders equal to one-twelfth of the product of (i) the Class A Certificate Rate and (ii) such Class A Interest Shortfall. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

     (b)  The amount of monthly interest (the "Class B Monthly Interest")
                                               ------------------------
distributable from the Collection Account with respect to the Class B Certificates of the Series 1996-1 Certificates on any Distribution Date shall be an amount equal to one-twelfth of the product of (i) the Class B Certificate Rate and (ii) the outstanding principal balance of the Class B Certificates as of the preceding Distribution Date (after subtracting therefrom the aggregate amount of all distributions of Class B Monthly Principal made through such Distribution Date to the Class B Certificateholders); provided, however, that with respect
                     -------- ------- to the first Distribution Date for the Series 1996-1 Certificates, Class B Monthly Interest shall be equal to $ _____________.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal
                                         --------------------------
to the excess, if any, of (x) the aggregate Class B Monthly Interest for the Interest Accrual Period applicable to the preceding Distribution Date over
---- (y) the amount which was paid to the Class B Certificateholders in respect of interest on such preceding Distribution Date. If there is a
Class B Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as
provided herein     --------------------------- with respect to the
Class B Certificates on each Distribution Date  following such Distribution

Date to and  including the Distribution Date on  which such Class B Interest
 Shortfall is paid to Class B Certificateholders equal to one-twelfth of the product of (i) the Class B Certificate Rate and (ii) such Class B Interest Shortfall. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

     (c)  The amount of monthly interest (the "Collateral Interest Monthly
                                               ---------------------------
Interest") distributable from the Collection Account with respect to the
--------
Collateral Interest of the Series 1996-1 Certificates on any Distribution Date shall be an amount equal the product of (i) the Floating Rate Interest Factor, (ii) the Collateral Interest Rate and (iii) the outstanding principal balance of the Collateral Interest as of the preceding Distribution Date (after subtracting therefrom the aggregate amount of all distributions of Collateral Interest Monthly Principal made through such Distribution Date to the Collateral Interest Holder); provided, however, that with respect to the
                                  --------  ------- first Distribution
Date for the Series 1996-1 Certificates, Collateral Interest Monthly
Interest shall be equal to $________.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Collateral Interest Shortfall")
                                         -----------------------------
equal to the excess, if any, of (x) the aggregate Class-C Monthly Interest for the Collateral Interest Accrual Period applicable to the preceding Distribution Date over (y) the amount which was paid to the Collateral
                  ----
Interest Holder in respect of interest on such preceding Distribution Date. If there is a Collateral Interest Shortfall with respect to any Distribution Date, an additional amount ("Collateral Interest Additional Interest") shall
                             ---------------------------------------
be payable as provided herein with respect to the Collateral Interest on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Collateral Interest Shortfall is paid to the Collateral Interest Holder equal to the product of (i) the Floating Rate Interest Factor, (ii) the Collateral Interest Rate and (iii) such Collateral Interest Shortfall. Notwithstanding anything to the contrary herein, Collateral Interest Additional Interest shall be payable or distributed to the Collateral Interest Holder only to the extent permitted by applicable law.

          Section 4.05.  Determination of Monthly Principal.  (a) The amount
                         ----------------------------------
of monthly principal (the "Class A Monthly Principal") distributable from the
                           -------------------------
Collection Account with respect to the Class A Certificates on each Distribution Date beginning with the Distribution Date related to the Collection Period in which the Controlled Amortization Period or any Rapid Amortization Period begins shall be equal to an amount calculated as follows: the sum of (i) an amount equal to the Fixed Allocation Percentage of all Principal Collections received during the Collection Period immediately preceding such Distribution Date (or portion thereof, in the case of an

Amortization Event which occurs during such Collection Period) (other than Reallocated Principal Collections used to pay the Required Amount due on the Class A Certificates), (ii) the amount of Shared Principal Collections allocated to the Series 1996-1 Certificates with respect to the preceding Collection Period pursuant to Section 4.05(e), (iii) the amount, if any, of Transfer Deposit Amounts and Adjustment Payments with respect to such Distribution Date and (iv) the amount, if any, of Finance Charge Collections and Excess Finance Charge Collections allocated and available on such Distribution Date to (A) fund the Class A Investor Default Amount and the Class B Investor Default Amount with respect to such Distribution Date and (B) reimburse Class A Investor Charge-Offs and previous reductions in the Class B Invested Amount; provided,
                                                     -------- however, that
for each Distribution Date with respect to the Controlled     -------
Amortization Period (unless and until an Amortization Event shall have occurred), Class A Monthly Principal shall not exceed the Controlled Distribution Amount for such Distribution Date; provided, however, that with
                                                --------  ------- respect to
the Final Series 1996-1 Termination Date, Class A Monthly Principal shall be an amount equal to the Class A Invested Amount.

          (b)  The amount of monthly principal (the "Class B Monthly
                                                     ---------------
Principal") distributable from the Collection Account with respect to the
---------
Class B Certificates on each Distribution Date, beginning with the Distribution Date on which the Class A Invested Amount is paid in full, shall be an amount equal to and calculated as follows: the sum of (a)(i) an amount equal to the Fixed Allocation Percentage of Principal Collections received during the Collection Period immediately preceding such Distribution Date (or portion thereof, in the case of an Amortization Event which occurs during such Collection Period), (ii) the amount of Shared Principal Collections allocated to the Series 1996-1 Certificates with respect to the preceding Collection Period pursuant to Section 4.05(e), and (iii) the amount, if any, of Excess Finance Charge Collections to be distributed pursuant to Section 4.09(c) and (d) with respect to such Distribution Date, minus (b) the Class A Monthly Principal, if any, with respect to such Distribution Date.

          (c)  The amount of monthly principal (the "Collateral Interest
                                                     -------------------
Monthly Principal") distributable from the Collection Account with respect
-----------------
to the Collateral Interest on each Distribution Date, beginning with the Distribution Date on which the Class B Invested Amount is paid in full, shall be an amount equal to and calculated as follows: the sum of (a)(i) an amount equal to the Fixed Allocation Percentage of Principal Collections received during the Collection Period immediately preceding such Distribution Date (or portion thereof, in the case of an Amortization Event which occurs during such Collection Period), (ii) the amount of Shared Principal Collections allocated to the Series 1996-1 Certificates with respect to the preceding Collection Period pursuant to Section
4.05(e), and (iii) the amount, if any, of Excess Finance Charge Collections to be distributed pursuant to Section 4.09(e) and (f) with respect to such

Distribution Date, minus (b) the Class B Monthly Principal, if any, with respect to such Distribution Date.

          (d)  The amount of monthly principal (the "Subordinated Transferor
                                                     -----------------------
Monthly Principal") distributable from the Collection Account with respect
-----------------
to the Subordinated Transferor Certificates on each Distribution Date, beginning with the Distribution Date on which the Collateral Interest Invested Amount is paid in full, shall be an amount equal to and calculated as follows: the sum of (a)(i) an amount equal to the Fixed Allocation Percentage of Principal Collections received during the Collection Period immediately preceding such Distribution Date (or portion thereof, in the case of an Amortization Event which occurs during such Collection Period), (ii) the amount of Shared Principal Collections allocated to the Series 1996-1 Certificate with respect to the preceding Collection Period pursuant to Section 4.05(e), and (iii) the amount, if any, of Excess Finance Charge Collections to be distributed pursuant to Section 4.09(g) and (h) with respect to such Distribution Date, minus (b) the Collateral Interest Monthly Principal, if any, with respect to such Distribution Date.

          (e) Shared Principal Collections allocated to the Series 1996-1 Certificates for any Business Day with respect to the Amortization Period shall mean an amount equal to the product of (x) Shared Principal
Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1996-1 Certificates for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared Principal Collections allocated to the Series 1996-1 Certificates shall be zero.

          Section 4.06.  Coverage of Required Amount for the Series 1996-1
                         -------------------------------------------------
Certificates.  On each Determination Date, the Servicer shall determine the
------------
Required Amount, if any. In the event that the Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Required Amount on the
Determination Date prior to such Distribution Date and all or a portion of the Excess Finance Charge Collections with respect to such Distribution Date in an amount equal to the Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to
Section 4.09(a). In the event that the Required Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections with respect to such Distribution Date, first, all or a portion of the
                        -----
Subordinated Transferor Reallocated Principal Collections, second, the
                                                           ------
Collateral Interest Reallocated Principal Collections, and third, the Class
                                                           -----
B Reallocated Principal Collections, in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date to or for the benefit of first, the Class A Certificateholders, second, the Class
                   -----                                  ------
B Certificateholders and third, the Collateral Interest Holder pursuant to
                         -----
Section 4.10.

          In the event that the Required Amount exceeds the amount of such Excess Finance Charge Collections and Reallocated Principal Collections, the Subordinated Transferor Invested Amount shall be reduced by the amount of such remaining deficiency, but not to exceed the amount of the Class A, Class B and Collateral Interest Investor Default Amount for the related Collection Period. In the event that any such reduction would cause the Subordinated Transferor Invested Amount to be a negative number, the Collateral Interest Invested Amount shall be reduced as provided in Section
4.08. In the event that any such reduction would cause the Collateral Interest Invested Amount to be a negative number, the Class B Invested Amount shall be reduced as provided in Section 4.08.
In the event that any such reduction would cause the Class B Invested Amount to be a negative number, the Class A Invested Amount shall be reduced as provided in Section 4.08.

          Section 4.07.  Application of Funds on Deposit in the Collection
                         -------------------------------------------------
Account for the Series 1996-1 Certificates.  The Servicer shall apply or
------------------------------------------
cause the Trustee to apply, on each Distribution Date funds on deposit in the Collection Account with respect to such Distribution Date, to make the following distributions:

          (a) On each Distribution Date, an amount equal to the Class A Floating Allocation Percentage of Finance Charge Collections deposited in the Collection Account for the Collection Period immediately preceding such Distribution Date shall be distributed in the following priority:

          (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest
                        ----
     previously due but not paid to Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for
                        ----
     such Distribution Date, plus the amount of any Class A Additional Interest
                             ----
     previously due but not paid to the Class A Certificateholders on a prior Distribution Date, shall be paid to the Class A Certificateholders;

         (ii) an amount equal to the aggregate Class A Investor Default Amount for such Distribution Date shall be distributed to the Transferor on Distribution Dates with respect to the Revolving Period (unless such amount has been previously netted against deposits to the Collection Account) (but not exceeding the Transferor Interest after giving effect to any new Receivables transferred to the Trust on such date) and thereafter shall be included in the funds on deposit in the Collection Account to be paid pursuant to Section 4.07(e) to the Series 1996-1 Certificateholders on Distribution Dates with respect to any Amortization Period;

        (iii) an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been previously netted against deposits to the Collection Account);

         (iv) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in
     Section 4.09.

     If Bridgestone/Firestone is not the Servicer, the priority of items
(ii) and (iii) above shall be reversed.

          (b) On each Distribution Date, an amount equal to the Class B Floating Allocation Percentage of Finance Charge Collections deposited in the Collection Account for the Collection Period immediately preceding such Distribution Date shall be distributed in the following priority:

          (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest
                        ----
     previously due but not paid to Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for
                        ----
     such Distribution Date, plus the amount of any Class B Additional Interest
                        ----
     previously due but not paid to the Class B Certificateholders on a prior Distribution Date, shall be paid to the Class B Certificateholders;

        (ii) an amount equal to the Class B Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been previously netted against deposits to the Collection Account);

       (iii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in
     Section 4.09.

          (c) On each Distribution Date, an amount equal to the Collateral Interest Floating Allocation Percentage of Finance Charge Collections deposited in the Collection Account for the Collection Period immediately preceding such Distribution Date shall be distributed in the following priority:

          (i) an amount equal to Collateral Interest Monthly Interest for such Distribution Date, plus the amount of any Collateral Interest
                             ----
     Monthly Interest previously due but not paid to the Collateral Interest Holder on a prior Distribution Date, plus the amount of any Collateral
                                          ----
     Interest Additional Interest for such Distribution Date, plus the amount
                                                              ----
     of any Collateral Interest Additional Interest previously due but not paid to the Collateral Interest Holder on a prior Distribution Date, shall be paid to the Collateral Interest Holder;

        (ii) an amount equal to the Collateral Interest Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been previously netted against deposits to the Collection Account);

       (iii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in
     Section 4.09; and

          (d) On each Distribution Date, an amount equal to the Subordinated Transferor Floating Allocation Percentage of Finance Charge Collections deposited in the Collection Account for the Collection Period immediately preceding such Distribution Date shall be distributed in the following priority;

          (i) an amount equal to the Subordinated Transferor Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been previously netted against deposits to the Collection Account); and

         (ii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in
     Section 4.09.

          (e) On each Distribution Date with respect to the Controlled Amortization Period or any Rapid Amortization Period, the remaining funds on deposit in the Collection Account (other than Excess Finance Charge Collections and any Reallocated Principal Collections which pursuant to
Section 4.09 or 4.10 are not to be included in the funds to be distributed pursuant to this Section 4.07(e)) will be distributed in the following priority:

          (i) an amount equal to the Class A Monthly Principal for such Distribution Date to the extent of the Class A Invested Amount, shall be paid to the Class A Certificateholders;

         (ii) for each Distribution Date, beginning with the Distribution Date on which the Class A Invested Amount is paid in full, after giving effect to the transactions referred to in clause (i) above, the amount of any such remaining funds then on deposit in the Collection Account, up to the amount of Class B Monthly Principal, shall be paid to the Class B Certificateholders;

        (iii) for each Distribution Date, beginning with the Distribution Date on which the Class B Invested Amount is paid in full, after giving effect to the transactions referred to in clauses
     (i) and (ii) above, the amount of any such remaining funds then on deposit in the Collection Account, up to the amount of Collateral Interest Monthly Principal, shall be paid to the Collateral Interest Holder;

         (iv)  for  each Distribution Date,  beginning with  the Distribution

     Date on which the Collateral Interest Invested Amount is paid in full, after giving effect to the transactions referred to in clauses (i) to (iii) above, the amount of any such remaining funds then on deposit in the Collection Account, up to the amount of Subordinated Transferor Monthly Principal, shall be paid to the Subordinated Transferor Certificateholder; and

          (v) for each Distribution Date, after giving effect to the transactions referred to in clauses (i) to (iv) above, an amount equal to the balance, if any, of such remaining funds then on deposit in the Collection Account and allocable to the Series 1996-1 Certificates shall be treated as Shared Principal Collections and applied in accordance with Article IV of the Agreement and thereafter be paid by the Servicer or the Trustee to the Transferor but not exceeding the Transferor Interest (after giving effect to any new Receivables transferred to the Trust).

          Section 4.08.  Investor Charge-Offs.  (a)  On each Determination
                         --------------------
Date, the  Servicer shall calculate  the Class A Investor  Default Amount, if
any,  for the related  Distribution Date.   If on any  Distribution Date, the
Required Amount for such Distribution Date exceeds the sum of (i) Excess Finance Charge Collections with respect to the Collection Period immediately preceding such Distribution Date, ((ii) the amount of the Transferor Interest available to be written down, if any, to cover Class A Investor Charge-Offs, Class B Investor Charge-Offs, Collateral Interest
Investor Charge-Offs and  Subordinated Transferor  Investor Charge-Offs)  and
(iii) the amount of Reallocated Principal Collections with respect to such Collection Period, the Subordinated Transferor Invested Amount shall be reduced by the amount of such
excess, but not more than the Class A, Class B and Collateral Interest Investor Default Amount for such Distribution Date second, the Collateral
                                                    ------
Interest Invested Amount shall be reduced by the amount of such excess, but not more than the Class A and Class B Investor Default Amount for such Distribution Date, and third, the Class B Invested Amount shall be reduced
                       -----
by the amount of such excess, but not more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, the Class A
Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the
Class  A  Investor Default  Amount for  such  Distribution Date  (a  "Class A
                                                                      --------
Investor Charge-Off").
--------------------

          Class A Investor Charge-Offs shall thereafter be reimbursed (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) (and the Class B, Collateral Interest and Subordinated Transferor Invested Amount increased) by the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(b).


          (b) On each Determination Date, the Servicer shall calculate the Class B Investor Default Amount, if any, for the related Distribution
Date. If on any Distribution Date, the Class B Investor Default Amount, if any, for such Distribution Date exceeds the sum of (i) Excess Finance Charge Collections with respect to the Collection Period immediately preceding the Distribution Date which are allocated and available to pay such amount pursuant to Section 4.09(c) and (ii) the amount of Collateral
Interest and Subordinated Transferor Reallocated Principal Collections, then the Class B Invested Amount shall be reduced by the aggregate amount of such excess, but not more than the Class B Investor Default Amount for
such Distribution Date  (a "Class B Investor Charge-Off").   Class B Investor
    ---------------------------
Charge-Offs shall thereafter be reimbursed  (and the Class B Invested Amount increased) on any Distribution Date by the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(d) (but only, in any case, to the extent such amount is not required to reimburse Class A Investor Charge-Offs pursuant to Section 4.08(a) and not, in any case, in excess of the unpaid principal balance of the Class B Certificates).

          (c) On each Determination Date, the Servicer shall calculate the Collateral Interest Investor Default Amount, if any, for the related Distribution Date. If on any Distribution Date, the Collateral Interest Investor Default Amount, if any, for such Distribution Date exceeds the sum of (i) Excess Finance Charge Collections with respect to the Collection Period immediately preceding the Distribution Date which are allocated and available to pay such amount pursuant to Section 4.09(e) and (ii) the amount of Subordinated Transferor Reallocated Principal Collections, then the Collateral Interest Invested Amount shall be reduced by the aggregate amount of such excess, but not more than the Collateral Interest Investor Default Amount for such Distribution Date (a "Collateral Interest Investor
                                      ----------------------------
Charge-Off").  Collateral Interest Investor Charge-Offs shall thereafter be
----------
reimbursed (and the Collateral Interest Invested Amount increased) on any Distribution Date by the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(f) (but only, in any case, to the extent such amount is not required to reimburse Class A and Class B Investor Charge-Offs pursuant to Section 4.08(a) and (b) and not, in any case, in excess of the unpaid principal balance of the Collateral Interest).

          (d) On each Determination Date, the Servicer shall calculate the Subordinated Transferor Investor Default Amount, if any, for the related Distribution Date. If on any Distribution Date, the Subordinated
Transferor Investor Default Amount, if any, for such Distribution Date exceeds the amount of Excess Finance Charge Collections with respect to the Collection Period immediately preceding the Distribution Date which are allocated and available to pay such amount pursuant to Section 4.09(g), then the Subordinated Transferor Invested Amount shall be reduced by the aggregate amount of such excess, but not more than the Subordinated Transferor Investor Default Amount for such Distribution Date (a "Subordinated Transferor Investor Charge-Off"). Subordinated Transferor

 -------------------------------------------
Investor Charge-Offs shall thereafter be reimbursed (and the Subordinated Transferor Invested Amount increased) on any Distribution Date by the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(h) (but only, in any case, to the extent such amount is not required to reimburse Class A, Class B and

Collateral Interest Investor Charge-Offs pursuant to Section 4.08(a), (b) and (c) and not, in any case, in excess of the unpaid principal balance of the Subordinated Transferor Certificate).

          Section 4.09.  Excess Finance Charge Collections for the Series
                         ------------------------------------------------
1996-1 Certificates.  The Servicer shall apply or shall cause the Trustee to
-------------------
apply, on each Distribution Date, Excess Finance Charge Collections for the Series 1996-1 Certificates with respect to the Collection Period immediately preceding such Distribution Date, to make the following distributions in the following priority:

          (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be distributed by the Servicer or the Trustee to fund any deficiency pursuant to Sections 4.07(a)(i), 4.07(a)(ii) or 4.07(a)(iii); provided that in the event the Class A
Required Amount  for such  Distribution  Date  exceeds  the   amount  of
Excess  Finance   Charge Collections, such Excess Finance Charge Collections shall be applied first, to pay amounts due pursuant to Section 4.07(a)(i),
                 ------
second, to pay the Class A Investor Default Amount, if any, pursuant to
------
Section 4.07(a)(ii), and third, to pay the Class A Monthly Servicing Fee to
                         -----
the Servicer pursuant to Section 4.07(a)(iii) (in the event that Bridgestone/Firestone is not the Servicer, the Class A Monthly Servicing Fee shall be paid prior to the Class A Investor Default Amount);

          (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed pursuant to this Section 4.09(b) shall be distributed by the Servicer or the Trustee to the Holder of the Exchangeable Transferor Certificate on Distribution Dates with respect to the Revolving Period, but not exceeding the Transferor Interest on such day (after giving effect to any new Receivables transferred to the Trust on such date) and thereafter shall be included in the funds on deposit in the Collection Account to be distributed pursuant to Section 4.07(c) on Distribution Dates with respect to the Amortization Period;

          (c) an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date shall be distributed by the Servicer or the Trustee to fund any deficiency pursuant to Sections 4.07(b)(i), 4.07(b)(ii) or 4.07(b)(iii); provided that in the event the Class B Required Amount for such Distribution Date exceeds the amount of available Excess Finance Charge Collections, such Excess Finance Charge Collections shall be applied first, to pay amounts due pursuant to Section 4.07(b)(i), second, to

        -----                                                     ------
pay the Class B Investor Default Amount, if any, pursuant to Section 4.07(b)(ii), and third, to pay the Class B Monthly Servicing Fee to the
                 -----
Servicer pursuant to Section 4.07(b)(iii) (in the event that Bridgestone/Firestone is not the Servicer, the Class B Monthly Servicing Fee shall be paid prior to the Class B Investor Default Amount);

          (d)  an amount equal to the aggregate amount by which the Class
B Invested Amount has been reduced below the Class B Initial Invested Amount (other than by payments to the Class B Certificateholders) (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be distributed by the Servicer or the Trustee to the Holder of the Exchangeable Transferor Certificate on Distribution Dates with respect to the Revolving Period, but not exceeding the Transferor Interest on such day (after giving effect to any new Receivables transferred to the Trust on such date) and thereafter shall be included in the funds on deposit in the Collection Account to be distributed pursuant to Section 4.07(e) on Distribution Dates with respect to any Amortization Period;

          (e) an amount equal to the aggregate Class B Investor Default Amount for such Distribution Date shall be distributed to the Transferor on Distribution Dates with respect to the Revolving Period (unless such amount has been previously netted against deposits to the Collection Account) (but not exceeding the Transferor Interest after giving effect to any new Receivables transferred to the Trust on such date) and thereafter shall be included in the funds on deposit in the Collection Account to be paid pursuant to Section 4.07(e) to the Series 1996-1 Certificateholders on Distribution Dates with respect to any Amortization
Period;

          (f) an amount equal to the Collateral Interest Required Amount, if any, with respect to such Distribution Date shall be distributed by the Servicer or the Trustee to fund any deficiency pursuant to Sections 4.07(c)(i), 4.07(c)(ii) or 4.07(c)(iii); provided that in the event the Collateral Interest Required Amount for such Distribution Date exceeds the amount of available Excess Finance Charge Collections, such Excess Finance Charge Collections shall be applied first,
                                            ----- to pay amounts due pursuant
to Section 4.07(c)(i), second, to pay the
                       ------ Collateral Interest Investor Default Amount, if any, pursuant to Section 4.07(c)(ii), and third, to pay the Collateral
Interest Monthly Servicing Fee            ----- to the Servicer pursuant to
Section 4.07(c)(iii) (in the event that Bridgestone/Firestone is not the Servicer, the Collateral Interest Monthly Servicing Fee shall be paid prior to the Collateral Interest Investor Default Amount);

          (g) an amount equal to the aggregate amount by which the Collateral Interest Invested Amount has been reduced below the Collateral Interest Initial Invested Amount (other than by payments to the Collateral Interest Holder) (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be distributed by the Servicer or the Trustee to the Holder of the Exchangeable Transferor Certificate on Distribution Dates with respect to the Revolving Period, but not exceeding the Transferor Interest on such day (after giving effect to any new Receivables transferred to the Trust on such date) and thereafter shall be included in the funds on deposit in the Collection Account to be distributed pursuant to Section 4.07(e) on Distribution Dates with respect to any Amortization Period;

          (h) an amount equal to the aggregate Collateral Interest Investor Default Amount for such Distribution Date shall be distributed to the Transferor on Distribution Dates with respect to the Revolving Period (unless such amount has been previously netted against deposits to the Collection Account) (but not exceeding the Transferor Interest after giving effect to any new Receivables transferred to the Trust on such date) and thereafter shall be included in the funds on deposit in the Collection Account to be paid pursuant to Section 4.07(e) to the Series 1996-1 Certificateholders on Distribution Dates with respect to any Amortization Period;

          (i) any additional amounts required to be paid on such Distribution Date pursuant to the terms of the Loan Agreement;

          (j) an amount equal to the aggregate Subordinated Transferor Investor Default Amount, if any, for such Distribution Date shall be distributed by the Servicer or the Trustee to the Holder of the Exchangeable Transferor Certificate on Distribution Dates with respect to the Revolving Period, but not exceeding the Transferor Interest on such day (after giving effect to any new Receivables transferred to the Trust on such date) and thereafter shall be included in the funds on deposit in the Collection Account to be distributed pursuant to Section 4.07(e) on Distribution Dates with respect to any Amortization Period;

          (k) an amount equal to the aggregate amount by which the Subordinated Transferor Invested Amount has been reduced below the Subordinated Transferor Initial Invested Amount (other than by payments to the Holder of the Subordinated Transferor Certificate) (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be distributed by the Servicer or the Trustee to the Holder of the Exchangeable Transferor Certificate on Distribution Dates with respect to the Revolving Period, but not exceeding the Transferor Interest on such day (after giving effect to any new Receivables transferred to the Trust on such date) and thereafter shall be included in the funds on deposit in the Collection Account to be distributed pursuant to Section 4.07(e) on Distribution Dates with respect to any Amortization Period;

          (l)  the balance, if any, shall be treated as Shared Excess
Finance Charge Collections, to the extent necessary, and the Servicer shall direct the Trustee in writing on such Determination Date to withdraw such amounts from the Collection Account and to make such amounts available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such Certificateholders from Finance Charge Collections allocated to such other Series;

          (m) the balance, if any, shall be treated as Shared Principal Collections to the extent necessary; and


          (n) the balance, if any, shall be distributed by the Servicer or the Trustee to Bridgestone/Firestone.

          For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the product of
(i) the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Collateral Interest Floating Allocation Percentage and (ii) Principal Collections with respect to such Business Day (less the amount of Collateral Interest Reallocated Principal Collections and Class B Reallocated Principal Collections on such Business
Day) will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Payment
Date Statement for such Business Day.

          Section 4.10.  Reallocated Principal Collections for the Series
                         ------------------------------------------------
1996-1 Certificates.  (a)  The Servicer shall apply or cause the Trustee to
-------------------
apply, on each Distribution Date, Subordinated Transferor Reallocated Principal Collections with respect to the Collection Period immediately preceding such Distribution Date, first to the components of the Class A Required Amount, if any, then to the components of the Class B Required Amount, if any, and then to the components of the Collateral Interest Required Amount, if any, in the same priority as such amounts are applied to such components from Excess Finance Charge Collections pursuant to
Section 4.09 herein.

          (b) The Servicer shall apply or cause the Trustee to apply, on each Distribution Date, Collateral Interest Reallocated Principal
Collections with respect to the Collection Period immediately preceding such Distribution Date, first to the components of the Class A Required Amount, if any, and then to the components of the Class B Required Amount, if any, in the same priority as such amounts are applied to such components from Excess Finance Charge Collections pursuant to Section 4.09 herein.

          (c) The Servicer shall apply or cause the Trustee to apply, on each Distribution Date, Class B Reallocated Principal Collections with respect to the Collection Period immediately preceding such Distribution
Date to the components of the Class A Required Amount, if any, in the same priority as such amounts are applied to such components from Excess Finance Charge Collections pursuant to Section 4.09 herein.


          SECTION 8.  Article V of the Agreement.  Article V of the Agreement
                      --------------------------
shall read in its entirety as follows:


                                  ARTICLE V
                         DISTRIBUTIONS AND REPORTS TO
                              CERTIFICATEHOLDERS



          Section 5.01.  Distributions.  (a)  On each Distribution Date, the
                         -------------

Paying Agent shall distribute (in accordance with the Monthly Servicer's Certificate) to each Class A, Class B, Collateral Interest and Subordinated Transferor Certificateholder on the preceding Record Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by the Certificates held by such Certificateholder) of the amounts on deposit in the Collection Account pursuant to Section 4.07.

          (b) Except as provided in Section 12.02 with respect to a final distribution, distributions to Investor Certificateholders hereunder shall be made by check mailed to each such Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any such Investor Certificate or the making of any notation thereon; provided, however, that with respect to such Investor Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

          Section 5.02.  Statements to Series 1996-1 Certificateholders.  (a)
                         ----------------------------------------------
On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Class A, Class B and Collateral Interest Holder a statement substantially in the form of Exhibit B (the "Payment Date Statement")
                                             ----------------------
prepared by the Servicer setting forth certain information relating to the Trust and the Investor Certificates.

          (b)  Annual Certificateholders' Statement.  On or before January
               ------------------------------------
31 of each calendar year, beginning with calendar year 1997, the Paying Agent, on behalf of Bridgestone/Firestone, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was an Investor Certificateholder, a statement prepared by the Trustee on behalf of Bridgestone/Firestone containing such information as is required to be provided to a holder of indebtedness under the Internal Revenue Code and such other information as may be reasonably requested by the Investor Certificateholders to prepare their tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          (c) No later than the second business day prior to each Distribution Date, the Servicer shall forward by facsimile (to be followed by original confirmation in writing) or overnight delivery service to the Trustee, the Paying Agent and each Rating Agency a certificate of a Servicing Officer substantially in the form attached as Exhibit C (the "Monthly
                                                              -------
Servicer's Certificate").
----------------------

                              (END OF ARTICLE V)



          SECTION 9.  Article VI of the Agreement.  Article VI shall, for
                      ---------------------------
purposes of Series 1996-1, contain the following Section 6.14:

          Section 6.14  Transfers of the Collateral Interest and the
                        --------------------------------------------
Subordinated Transferor Certificate.
-----------------------------------

          (a) The Collateral Interest shall not be listed for trading on a recognized securities exchange.

          (b) The Collateral Interest shall be issued in minimum denominations of ($200,000). At any point in time, the Collateral Interest shall not be held by more than (fifty) different investors.

          (c) No transfer of any Collateral Interest shall be made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act") or pursuant to a qualification under applicable state securities laws. Each transfer of a Collateral Interest shall be made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration or qualification, then the Certificate Registrar shall require, in order to assure compliance with such laws, receipt of: (i) if such transfer is of a Collateral Interest and is purportedly being made in reliance upon Rule 144A under the 1933 Act, a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D hereto and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit E hereto; and (ii) in all other cases, (A) except where the Transferor or an Affiliate thereof is the transferor or transferee, an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or the Transferor or the Trustee in their respective capacities as such), (B) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit E hereto and (C) a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit F hereto. Neither the Transferor nor the Trustee shall register or qualify the Collateral Interest under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Collateral Interest pursuant to a registration statement or qualification. In addition, neither the Transferor nor the Trustee shall transfer the Collateral Interest unless such transfer is made pursuant to an effective exemption from registration. Any Collateral Interest Holder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trustee and the Transferor against any liability that may result if the transfer is not so exempt from registration or qualification.

          (d) No transfer of Collateral Interest shall be made unless the prospective transferee represents (i) that it is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition, and (ii) if the prospective transferee is a partnership, grantor trust or S corporation for federal income tax purposes (a "Flow-Through Entity"), any Collateral Interest owned by such Flow-Through Entity will represent less than 50% of the value of all the assets owned by such Flow-Through Entity and no special allocation of income, gain, loss, deduction or credit from such Certificates will be made among the beneficial owners of such Flow-Through Entity. Such representation shall be made by the transferee in the form attached as Exhibit D or F, as applicable.

          (d) The Subordinated Transferor Certificate may not be sold, assigned, transferred, participated, pledged, hypothecated, or otherwise conveyed by the Transferor except that an interest in the Subordinated Transferor Certificate may be participated to Bridgestone/Firestone.

          SECTION 10.  Consents of Series 1996-1 Certificateholders.
                       --------------------------------------------
Whenever the Agreement provides for the vote, consent or waiver of Series 1996-1 Certificateholders, such vote, consent or waiver shall be obtained on the basis of the Investor Certificateholders on an aggregate basis, except with respect to the votes, consents or waivers permitted or required by the Sections indicated below, with respect to which such votes, consents or waivers shall be obtained from either Class, or each and every Class, as a separate Class, as specified below:

                                        shall be required on
Section:                                the following basis:
---------------------------
6.13                                    Class A and B and Collateral Interest
9.02                                    Class A and B and Collateral Interest
10.01(b) and (c)                        Class A and B and Collateral Interest
10.04                                   Class A and B and Collateral Interest
13.01                                   Class A and B and Collateral Interest
13.07                                   Class A and B and Collateral Interest


          SECTION 11.  Amortization Events.  If any one of the events
                       -------------------
specified in Section 9.01 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events shall occur during the Revolving Period or the Controlled Amortization Period with respect to the Series 1996-1 Certificates (each, an "Amortization Event"):
                                                     ------------------

          (a) failure on the part of the Servicer, the Originator or the Transferor, as applicable (i) to make any payment or deposit required by the terms of the Agreement or Supplement on or before five Business Days after the date such payment or deposit is required to be made herein, or (ii) duly to observe or perform in any material respect the covenant of the Transferor set forth in Section 2.08(b) of the Agreement, or (iii) duly to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in this Agreement or Supplement, which, in the case of clause (iii), continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer, the

Originator or the Transferor, as applicable by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Invested Amount of either Class of the Series 1996-1 Certificates provided, however, that an
                                                  --------  -------
Amortization Event pursuant to this Section 12(a) shall not be deemed to have occurred hereunder with respect to any such Series if the Transferor has accepted the transfer of the Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions hereof;

          (b) any representation or warranty made by the Servicer, the Originator or the Transferor, as applicable in the Purchase and Sale Agreement or this Supplement or any information contained in a list required to be delivered by the Transferor pursuant to Section 2.01 or 2.05 of the Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer, the Originator or the Transferor, as applicable by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Invested Amount of any Class of the Series 1996-1 Certificates and as a result of which the interests of such Series are materially and adversely affected provided, however, that an Amortization Event pursuant to this Section 12(b) shall not be deemed to have occurred hereunder with respect to any such Series if the Transferor has accepted the transfer of the Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions hereof;

          (c) the Portfolio Yield averaged over any three consecutive Collection Periods in less than the Base Rate of such Series;

          (d) any Servicer Default shall occur which would have a material adverse effect on the Holders of the Investor Certificates;

          (e) the Transferor Amount (plus any amounts available under the Transferor Letter of Credit or the Transferor Escrow Account and the B/F Amount) is less than __% of the Aggregate Invested Amount of all Series each on the last day of any Collection Period (such determination shall be made on each Determination Date and reported in the Monthly Servicer's Certificate); or

          (f) the Transferor Amount plus the B/F Amount and the Subordinated Transferor Invested Amount (plus the invested amount of any other subordinated class of certificates of additional Series which is retained by the Transferor and with respect to which no legal opinion is delivered characterizing such certificates as indebtedness for federal income tax purposes) is less than __% of Aggregate Receivables on the last day of any Collection Period (such determination shall be made on each Determination Date and reported in the Monthly Servicer's Certificate):

          then, (x) in  the case of any event described in subparagraphs (a),

(b) or (d) of this Section 12, after the applicable grace period, if any, either the Trustee or the Investor Certificateholders evidencing interest aggregating not less than 50% of the Invested Amount by written notice to the Transferor (and to the Trustee if given by the Investor Certificateholders) may declare that an Amortization Event has occurred with respect to the Investor Certificates as of the date of such notice, or (y) in the case of any event described in Section 9.01(a) or (b) of the Agreement an Amortization Event with respect to all series of certificates, including the Investor Certificates, or (z) in the case of subparagraphs (c), (e) or (f) of this Section 12 an Amortization Event with respect to the Investor Certificates, shall occur immediately upon the occurrence of such event, without any notice or other action on the part of the Trustee or the Certificateholders.


          SECTION 12.  Servicing Fee.  Notwithstanding Section 3.02 of the
                       -------------
Agreement, the Monthly Servicing Fee shall equal the sum of the Class A Monthly Servicing Fee, the Class B Monthly Servicing Fee, the Collateral Interest Monthly Servicing Fee and the Subordinated Transferor Monthly Servicing Fee.

          SECTION 13.  Ratification of Pooling and Servicing Agreement.  As
                       -----------------------------------------------
supplemented or modified by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented or modified by this Supplement shall be read, taken, and construed as one and the same instrument.

          SECTION 14.  Counterparts.  This Supplement may be executed in any
                       ------------
number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

          SECTION 15.  Governing Law.  THIS SUPPLEMENT SHALL BE GOVERNED BY
                       -------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

          SECTION 16.  Certain Amendments.  In the event that federal
                       ------------------
legislation creates a new type of entity for federal income tax purposes, the "financial asset securitization investment trust" (a "FASIT"), the Transferor may amend this Series Supplement in order to effect a "financial asset securitization investment trust" (a "FASIT") election for all or a portion of the Trust or the Investor Certificates; provided,
                                                   --------
that the Transferor delivers an opinion to the Trustee to the effect that such election will not adversely affect the Federal or applicable state income tax characterization of any outstanding Series of Investor Certificates or the taxability of the Trust under Federal or applicable state income tax laws or otherwise have a material adverse effect on any class of Series 1996-1 Certificates.


          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                              FIRESTONE RETAIL CREDIT
                                   CORPORATION, as Transferor


                              By
                                ----------------------------
                              Name:
                              Title:

                              BRIDGESTONE/FIRESTONE, INC.
                                   as Servicer and individually

                              By
                                ----------------------------
                              Name:
                              Title:


                              THE FUJI BANK AND TRUST
                                   COMPANY, as Trustee


                              By
                                ----------------------------
                              Name:
                              Title: